UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4764

                       Dreyfus Premier Municipal Bond Fund
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        4/30


Date of reporting period:       4/30/03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      Municipal Bond Fund


      ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Proxy Results

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Municipal Bond Fund covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 5.45% for Class A shares, 5.00% for Class B shares and 4.67% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 8.49% for the same period.(2) In addition, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this
category    was    7.25%   .(3)

The fund' s performance during the reporting period was positively influenced primarily by declining interest rates and heightened investor demand for many municipal bonds. However, the fund produced lower returns than its benchmark and Lipper category, which we attribute mainly to weakness among the fund's holdings of bonds backed by corporations, including airline and tobacco companies, which were hurt by persistent economic weakness and litigation-related concerns, respectively.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets  in  investment  grade  municipal  bonds  or  the  unrated  equivalent as
determined    by    Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and a municipal  bond' s  potential  volatility  in  different  rate environments. The
portfolio    manager    focuses    on    bonds    with     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to " discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environments. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The reporting period was characterized by ongoing economic weakness, which was aggravated by numerous high-profile corporate scandals, declining consumer confidence and heightened international tensions culminating in the war in Iraq. To stimulate renewed growth, the Federal Reserve Board reduced key short-term interest rates by 50 basis points in November 2002. Most municipal bond yields declined along with interest rates, producing price appreciation that contributed positively to the fund' s total return. Lower yields also were supported by persistently high levels of investor demand.

In the weak economy, revenues from personal income taxes, capital gains taxes and sales taxes fell short of many states' and municipalities' projections, creating budget deficits. In our view, fiscal pressures in some states are now more severe than at any time since World War II. Various states have attempted to bridge their budget gaps by reducing spending, raising taxes and tapping rainy day funds. Nonetheless, fiscal pressures caused the major rating agencies to downgrade the credit rating of several states during the reporting period.

In this challenging fiscal environment, we have attempted to adopt a more conservative investment posture by looking to upgrade the fund's overall credit quality. However, because of illiquidity among bonds of troubled issuers, progress toward that objective has been slower than we would have liked. Although we reduced the fund's exposure to airline-

related bonds by approximately 50% during the reporting period, we believe that it makes little sense to sell the remaining airline bonds at prices we regard as unreasonably low, and we intend to be patient in waiting for better opportunities. Otherwise, we generally have avoided general obligation bonds issued by state governments in favor of securities issued by localities that we consider more fiscally sound. We have also favored bonds backed by revenues from essential-services facilities, including water and sewer plants, and insured bonds.(4)

What is the fund's current strategy?

We continue to maintain what we consider to be a relatively defensive posture with regard to credit quality, including a focus on income-oriented bonds that we believe have the potential to maintain more of their value than other types of bonds under weak market conditions. We have also become more defensive in our duration management strategy, reducing the fund's average duration by the end of the reporting period to 6.902 years. While this position remains long relative to the fund' s benchmark, as we believe is appropriate in a generally weak economy, it is less aggressive than it had been for much of the reporting period. In our view, these are prudent strategies in today's uncertain economic environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER MUNICIPAL BOND FUND ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

Average Annual Total Returns AS OF 4/30/03

                                                           Inception                                                       From
                                                             Date       1 Year            5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        0.72%               2.35%          4.45%
WITHOUT SALES CHARGE                                                    5.45%               3.29%          4.93%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                 1.00%               2.47%          4.60%

WITHOUT REDEMPTION                                                      5.00%               2.79%          4.60%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 7/13/95      3.67%               2.52%           --           3.90%
WITHOUT REDEMPTION                                         7/13/95      4.67%               2.52%           --           3.90%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                        Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.2%

Jefferson County, Sewer Revenue

  (Capital Improvement)

   5.125%, 2/1/2029 (Insured; FGIC)                                                           5,000,000                5,145,200

University of Alabama, HR

   5.75%, 9/1/2020 (Insured; MBIA)                                                            3,000,000                3,270,240

CALIFORNIA--11.2%

California:

   5.625%, 5/1/2018                                                                           5,550,000                5,998,606

   5%, 2/1/2026                                                                              10,000,000                9,952,100

California Department Water Resources,

  Power Supply Revenue

   6%, 5/1/2015                                                                               7,500,000                8,655,675

California Pollution Control Financing Authority, PCR

   (Southern California Edison Company)
   7%, 3/1/2005                                                                               2,500,000                2,543,075

California Public Works Board, LR

  (Dept. of Corrections Corcoran)

   5.50%, 1/1/2017 (Insured; AMBAC)                                                           5,000,000                5,510,000

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   6%, 1/1/2034 (Prerefunded 1/1/2007)                                                        5,000,000  (a)           5,729,850

Port Oakland, Revenue

   5.50%, 11/1/2020 (Insured; FGIC)                                                           3,800,000                4,104,912

COLORADO--10.9%

Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):

      Zero Coupon, 8/31/2005                                                                  2,530,000                2,442,007

      Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)                                          4,000,000  (a)           3,445,440

      7%, 8/31/2026 (Prerefunded 8/31/2005)                                                  11,000,000  (a)          12,723,370

Denver City and County, Airport Revenue:

   6%, 11/15/2017 (Insured; AMBAC)                                                            5,000,000                5,571,400

   7.50%, 11/15/2023 (Prerefunded 11/15/2004)                                                 2,060,000  (a)           2,289,093

   7.50%, 11/15/2023 (Insured; MBIA)                                                          9,715,000               10,664,836

Northwest Parkway Public Highway Authority, Revenue:

   Zero Coupon, 6/15/2027 (Insured; AMBAC)                                                    6,125,000                1,498,236

   7.125%, 6/15/2041 (Insured; AMBAC)                                                         2,500,000                2,619,050

CONNECTICUT--6.9%

Connecticut:

   9.961%, 6/15/2011                                                                          4,000,000  (b,c)         5,167,320

   9.461%, 12/15/2015                                                                         3,700,000  (b,c)         4,988,525


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority, PCR
  (Connecticut Light & Power)

   5.85%, 9/1/2028                                                                            5,150,000                5,416,564

Connecticut Housing Finance Authority

   5.85%, 5/15/2031                                                                           2,205,000                2,325,525

Mashantucket Western Pequot Tribe, Special Revenue

   5.75%, 9/1/2027                                                                            8,000,000  (c)           8,173,680

DELAWARE--2.4%

Delaware Housing Authority, MFMR 7%, 5/1/2025                                                 3,725,000                3,661,489

Delaware Transportation Authority,

  Transportation System Revenue

   5%, 7/1/2019 (Insured; AMBAC)                                                              5,000,000                5,342,750

FLORIDA--.7%

Highlands County Health Facilities Authority, Revenue

   (Adventist/Sunbelt) 6%, 11/15/2031                                                         2,500,000                2,660,600

GEORGIA--1.5%

Georgia 5.25%, 7/1/2017                                                                       5,000,000                5,512,000

ILLINOIS--2.4%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor Project) 6.50%, 12/1/2007                                              1,730,000                1,802,158

Chicago O'Hare International Airport,
   Special Facility Revenue (United Airlines Project)

   6.30%, 5/1/2016                                                                            2,450,000  (d)             286,650

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facility):

      8.75%, 3/1/2010                                                                           112,000                  112,834

      8.25%, 8/1/2012                                                                         1,470,000                1,471,602

Metropolitan Pier and Exposition Authority,

  Dedicated State Tax Revenue

  (McCormick Place Expansion)

   5.50%, 6/15/2023 (Insured; MBIA)                                                           5,000,000                5,464,750

INDIANA--.5%

Indiana Development Finance Authority

   Exempt Facilities Revenue (Inland Steel)
   5.75%, 10/1/2011                                                                           5,000,000                2,054,850

KANSAS--1.5%

Wichita, HR (Christi Health System, Inc.):

   6.25%, 11/15/2019                                                                          2,000,000                2,227,200

   6.25%, 11/15/2020                                                                          3,000,000                3,325,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND--.6%

Maryland Energy Financing Administration, SWDR

   (Wheelabrator Water Projects) 6.45%, 12/1/2016                                             2,100,000                2,252,901

MASSACHUSETTS--3.6%

Massachusetts Industrial Finance Agency:

   Health Care Facility Revenue (Metro Health
      Foundation, Inc. Project) 6.75%, 12/1/2027                                              8,000,000                7,482,720

   Water Treatment Revenue (American Hingham)
      6.95%, 12/1/2035                                                                        2,640,000                2,720,969

Route 3 North Transportation Improvement Association, LR

   5.75%, 6/15/2017 (Insured; MBIA)                                                           3,000,000                3,440,190

MICHIGAN--1.0%

Michigan Hospital Finance Authority, Revenue

   9.132%, 11/15/2007                                                                         3,225,000  (b,c)         3,942,305

MISSISSIPPI--.8%

Mississippi Business Finance Corporation, PCR

   (System Energy Resources, Inc.) 5.90%, 5/1/2022                                            3,000,000                2,971,290

MISSOURI--.7%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,500,000                2,530,050

NEW JERSEY--7.0%

New Jersey Economic Development Authority, Revenue:

   8.299%, Series A, 6/15/2016                                                                2,495,000  (b,c)         3,005,677

   8.299%, Series B, 6/15/2016                                                                2,495,000  (b,c)         2,976,410

   (School Facilities--Construction 2001):

      5.25%, 6/15/2015 (Insured; AMBAC)                                                          10,000                   11,023

      5.25%, 6/15/2016 (Insured; AMBAC)                                                          10,000                   10,965

New Jersey Turnpike Authority, Turnpike Revenue:

   10.412%, 1/1/2011                                                                          6,350,000  (b,c)         8,576,120

   5.625%, 1/1/2015 (Insured; MBIA)                                                           4,700,000                5,351,279

   5.50%, 1/1/2030 (Insured; MBIA)                                                            6,000,000                6,529,980

NEW MEXICO--.5%

Farmington, PCR

   (Public Service Co.--San Juan Project)
   6.375%, 4/1/2022                                                                           1,700,000                1,742,313

NEW YORK--9.6%

New York City Industrial Development Agency

   IDR (Laguardia Associates LP Project)
   5.80%, 11/1/2013                                                                           4,535,000                3,249,645


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority

  Water & Sewer Systems Revenue:

      6%, 6/15/2033 (Prerefunded 6/15/2010)                                                   3,085,000  (a)           3,703,543

      6%, 6/15/2033                                                                           1,915,000                2,239,765

New York City Transitional Finance Authority, Revenue

   (Future Tax Secured) 5.375%, 11/15/2021                                                    5,000,000                5,406,800

New York State Dormitory Authority, Revenues,

  (New York University):

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                4,287,640

      5.75%, 7/01/2027 (Insured; MBIA)                                                        6,000,000                7,117,560

      (City University Systems) 5.50%, 7/1/2018                                               5,175,000                5,671,438

New York State Urban Development Corporation

  Personal Income Tax Revenue

   5.50%, 3/15/2021 (Insured; FGIC)                                                           2,000,000                2,210,860

Scotia Housing Authority, Housing Revenue

   (Coburg Village, Inc. Project) 6.10%, 7/1/2018                                             4,000,000  (d)           2,593,600

NORTH CAROLINA--1.1%

North Carolina Eastern Municipal Power Agency,
   Power System Revenue 7%, 1/1/2013                                                          3,500,000                4,190,900

OHIO--2.3%

Cuyahoga County, Revenue

   (Cleveland Clinic Health Systems) 6%, 1/1/2032                                             4,000,000                4,254,800

Ohio Water Development Authority,
   Pollution Control Facilites Revenue

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,300,000                4,542,176

OKLAHOMA--3.0%

Holdenville Industrial Authority,
  Correctional Facility Revenue:

      6.60%, 7/1/2010 (Prerefunded 7/1/2006)                                                  2,045,000  (a)           2,392,670

      6.70%, 7/1/2015 (Prerefunded 7/1/2006)                                                  4,625,000  (a)           5,425,495

Tulsa Municipal Airport Trust Revenue

   (American Airlines) 5.65%, 12/1/2035                                                       6,100,000                3,448,147

PENNSYLVANIA--1.4%

Montgomery County Higher Education and Health
  Authority First Mortgage Revenue
  (AHF/Montgomery, Inc. Project)

   10.50%, 9/1/2020                                                                           3,255,000                3,279,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2015                                                          1,750,000                1,953,595

RHODE ISLAND--.8%

Providence, Special Tax Increment Obligation
   6.65%, 6/1/2016                                                                            3,000,000                3,124,380

TENNESSEE--4.8%

Knox County Health Educational and Housing Facilities
  Board Hospital Facilities Revenue
  (East Tennessee Baptist Health Systems)

   6.375%, 4/15/2022                                                                          6,950,000                7,240,857

Memphis Center Revenue Finance Corporation,
   Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         8,000,000                8,050,640

Shelby County Health Educational and Housing Facilities,

  Multi-Family Housing Board Revenue (Cameron Kirby)

   7.25%, 7/1/2023                                                                            2,890,000                2,803,387

TEXAS--5.0%

Alliance Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                           5,040,000                5,271,739

Gulf Coast Waste Disposal Authority, Revenue

   (Waste Disposal--Valero Energy Corp.)
   5.60%, 4/1/2032                                                                            6,000,000                5,396,280

Texas Turnpike Authority,

  Central Texas Turnpike System Revenue

   5.50%, 8/15/2039 (Insured; AMBAC)                                                          5,000,000                5,336,400

Tomball Hospital Authority, Revenue

   (Tomball Regional Hospital) 6%, 7/1/2025                                                     250,000                  255,723

Tyler Health Facilities Development Corporation, HR

   (Mother Frances Hospital) 5.625%, 7/1/2013                                                 2,680,000                2,681,581

UTAH--1.7%

Carbon County, SWDR

   (Sunnyside Cogeneration--A) 7.10%, 8/15/2023                                               6,475,000                6,264,303

VIRGINIA--2.1%

Virginia Housing Development Authority,
  Commonwealth Mortgage

   5.80%, 1/1/2018 (Prerefunded 6/1/2003)                                                     6,180,000  (a)           6,202,124

West Point Industrial Development Authority, SWDR

  (Chesapeake Corp.)

   6.375%, 3/1/2019                                                                           2,000,000                1,670,740


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--1.7%

Upshur County, SWDR (TJ International Project)
   7%, 7/15/2025                                                                              3,500,000                3,675,840

West Virginia Hospital Finance Authority, HR

  (Charleston Area Medical Center)

   6%, 9/1/2012 (Prerefunded 9/1/2010)                                                        2,440,000  (a)           2,887,838

WISCONSIN--2.4%

Badger Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue

   7%, 6/1/2028                                                                              10,000,000                9,190,400

U.S. RELATED--8.0%

Commonwealth of Puerto Rico:

   6.25%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,670,380

   5.65%, 7/1/2015 (Insured; MBIA)                                                            4,000,000                4,730,480

   Public Improvement

      5.25%, 7/1/2013 (Insured; MBIA)                                                         6,000,000                6,839,280

Puerto Rico Highway and Transportation Authority,
   Revenue 5%, 7/1/2042                                                                       3,140,000                3,105,177

Puerto Rico Public Finance Corporation 6%, 8/1/2026                                          10,000,000               11,692,700

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $357,804,803)                                                                                               371,759,082
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.7%
-----------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--2.7%

Wisconsin Health and Educational Facilities Authority,

  Revenue (Gundersen Lutheran) VRDN

   (Insured FSA) 1.40%
   (cost $10,500,000)                                                                        10,500,000  (e)          10,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $368,304,803)                                                            101.0%              382,259,082

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.0%)              (3,971,590)

NET ASSETS                                                                                       100.0%              378,287,492

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.0

AA                               Aa                              AA                                               11.3

A                                A                               A                                                15.8

BBB                              Baa                             BBB                                              16.1

BB                               Ba                              BB                                                2.8

CCC                              Caa                             CCC                                               1.4

CC                               Ca                              CC                                                 .1

F-1, F-1+                        VMIG1, MIG1, P1                 SP1, A1                                           2.8

Not Rated( f)                    Not Rated( f)                   Not Rated( f)                                     9.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2003,
THESE SECURITIES AMOUNTED TO $36,830,036 OR 9.7% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT APRIL 30, 2003, THE FUND HAD $97,776,625 (25.8% OF NET ASSETS) INVESTED
IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES
GENERATED FROM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           368,304,803   382,259,082

Interest receivable                                                   6,719,179

Receivable for investment securities sold                             5,190,262

Receivable for shares of Beneficial Interest subscribed                  57,282

Prepaid expenses                                                         36,517

                                                                    394,262,322
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           273,286

Cash overdraft due to Custodian                                         798,603

Payable for investment securities purchased                          14,704,200

Payable for shares of Beneficial Interest redeemed                       71,028

Accrued expenses                                                        127,713

                                                                     15,974,830
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      378,287,492
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     400,628,122

Accumulated net realized gain (loss) on investments                 (36,294,909)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      13,954,279
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      378,287,492

NET ASSET VALUE PER SHARE

                                                                         Class A               Class B                Class C
-------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                       321,935,815             43,021,962             13,329,715

Shares outstanding                                                    24,679,657              3,297,158              1,020,294
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                              13.04                  13.05                  13.06

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     23,549,985

EXPENSES:

Management fee--Note 3(a)                                            2,200,355

Shareholder servicing costs--Note 3(c)                               1,272,249

Distribution fees--Note 3(b)                                           315,709

Prospectus and shareholders' reports                                    72,603

Professional fees                                                       55,692

Registration fees                                                       54,113

Custodian fees                                                          48,577

Trustees' fees and expenses--Note 3(d)                                  12,469

Loan commitment fees--Note 2                                             5,669

Miscellaneous                                                           22,742

TOTAL EXPENSES                                                       4,060,178

INVESTMENT INCOME--NET                                              19,489,807
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,766,923)

Net unrealized appreciation (depreciation) on investments            7,223,540

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,456,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,946,424

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         19,489,807           21,178,845

Net realized gain (loss) on investments        (4,766,923)          (5,373,179)

Net unrealized appreciation (depreciation)
   on investments                               7,223,540              734,517

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,946,424           16,540,183
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (16,961,279)         (18,710,976)

Class B shares                                 (1,917,537)          (2,161,336)

Class C shares                                   (551,014)            (249,451)

TOTAL DIVIDENDS                               (19,429,830)         (21,121,763)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                201,005,593         340,387,516

Class B shares                                 12,247,298          13,593,354

Class C shares                                  7,720,435           7,358,813

Dividends reinvested:

Class A shares                                  9,199,796          10,070,982

Class B shares                                    995,838           1,093,466

Class C shares                                    320,614             145,893

Cost of shares redeemed:

Class A shares                              (252,318,674)        (334,112,802)

Class B shares                               (13,510,443)         (18,088,421)

Class C shares                                (4,226,633)          (1,935,376)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (38,566,176)          18,513,425

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,049,582)          13,931,845
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           414,337,074          400,405,229

END OF PERIOD                                 378,287,492          414,337,074

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                              ----------------------------------

                                                     2003                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    15,370,781           26,025,843

Shares issued for dividends reinvested            703,863              766,918

Shares redeemed                               (19,248,196)         (25,526,222)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,173,552)           1,266,539
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       937,925            1,030,757

Shares issued for dividends reinvested             76,169               83,220

Shares redeemed                                (1,034,265)          (1,374,429)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (20,171)            (260,452)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       587,173              562,403

Shares issued for dividends reinvested             24,498               11,151

Shares redeemed                                  (325,120)            (146,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     286,551              427,184

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 337,136 CLASS B SHARES REPRESENTING $4,405,116 WERE AUTOMATICALLY CONVERTED TO 337,150 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2002, 589,771 CLASS B SHARES REPRESENTING $7,810,947 WERE AUTOMATICALLY CONVERTED TO 589,912 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2003           2002(a)        2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.99          13.14          12.75          14.33         14.69

Investment Operations:

Investment income--net                                            .65(b)         .68(b)         .66            .70           .72

Net realized and unrealized
   gain (loss) on investments                                     .04           (.15)           .39          (1.42)         (.15)

Total from Investment Operations                                  .69            .53           1.05           (.72)          .57

Distributions:

Dividends from investment income--net                            (.64)          (.68)          (.66)          (.70)         (.72)

Dividends from net realized
   gain on investments                                             --             --             --           (.16)         (.21)

Total Distributions                                              (.64)          (.68)          (.66)          (.86)         (.93)

Net asset value, end of period                                  13.04          12.99          13.14          12.75         14.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.45           4.13           8.42          (5.01)         3.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94            .92            .98            .93           .91

Ratio of net investment income
   to average net assets                                         4.95           5.20           5.09           5.28          4.96

Portfolio Turnover Rate                                         92.94          49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         321,936        361,701        349,345        361,567       432,276

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.19% TO 5.20%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.99          13.14          12.76          14.33         14.69

Investment Operations:

Investment income--net                                            .58(b)         .61(b)         .60            .63           .65

Net realized and unrealized
   gain (loss) on investments                                     .06           (.15)           .38          (1.41)         (.15)

Total from Investment Operations                                  .64            .46            .98           (.78)          .50

Distributions:

Dividends from investment income--net                            (.58)          (.61)          (.60)          (.63)         (.65)

Dividends from net realized
   gain on investments                                             --             --             --           (.16)         (.21)

Total Distributions                                              (.58)          (.61)          (.60)          (.79)         (.86)

Net asset value, end of period                                  13.05          12.99          13.14          12.76         14.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.00           3.60           7.93          (5.51)         3.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.44           1.43           1.49           1.45          1.42

Ratio of net investment income
   to average net assets                                         4.44           4.69           4.63           4.71          4.44

Portfolio Turnover Rate                                         92.94          49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          43,022         43,092         47,026         52,979       112,583

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.68% TO 4.69%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS C SHARES                                                   2003           2002(a)        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.01          13.16          12.77          14.35         14.71

Investment Operations:

Investment income--net                                            .55(b)         .57(b)         .57            .60           .61

Net realized and unrealized
   gain (loss) on investments                                     .05           (.14)           .39          (1.42)         (.15)

Total from Investment Operations                                  .60            .43            .96           (.82)          .46

Distributions:

Dividends from investment income--net                            (.55)          (.58)          (.57)          (.60)         (.61)

Dividends from net realized
   gain on investments                                             --              --            --           (.16)         (.21)

Total Distributions                                              (.55)          (.58)          (.57)          (.76)         (.82)

Net asset value, end of period                                  13.06          13.01          13.16          12.77         14.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              4.67           3.35           7.63          (5.71)         3.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67           1.66           1.72           1.68          1.67

Ratio of net investment income
   to average net assets                                         4.18           4.45           4.36           4.52          4.11

Portfolio Turnover Rate                                         92.94          49.90          58.03          70.39         46.84
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          13,330          9,544          4,035          4,424         8,095

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.42% TO 4.45%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the
Service    from

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities    market    on    each    business    day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,860 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the     The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $31,281,853 and unrealized appreciation $13,841,881. In addition, the fund had $4,898,456 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $11,182,708 of the carryover expires in fiscal 2008, $9,553,959 expires in fiscal 2009, $4,754,947 expires in fiscal 2010 and $5,790,239 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2003 and April 30, 2002, respectively, were as follows: tax exempt income $19,429,830 and $21,121,763.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $59,977, increased accumulated net realized gain (loss) on investments by $114,950 and decreased paid-in capital by $54,973. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

During the period ended April 30, 2003, the Distributor retained $27,308 from commissions earned on sales of the fund's Class A shares, and $56,660 and $3,025 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $216,550 and $99,159, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003 Class A, Class B and Class C shares were charged $858,833, $108,275 and $33,053, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $177,058 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $364,263,881 and $396,202,565 respectively.

At April 30, 2003, the cost of investments for federal income tax purposes was $368,417,201 accordingly, accumulated net unrealized appreciation on investments was $13,841,881, consisting of $25,021,423 gross unrealized appreciation and $11,179,542 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 4, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2003 as " exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                                 Shares
                                                             -----------------------------------------------------------------------

                                                                            For                  Against                Abstained
                                                             -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to expand the ability to
   invest in other investment companies                              14,813,996                1,002,480                1,013,287

                                                                                                                       The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (69)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

PEGGY C. DAVIS (60)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


ERNEST KAFKA (70)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
(1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

NATHAN LEVENTHAL (60)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE MARCH 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1984.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                      For More Information

                        Dreyfus Premier
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  022AR0403


Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                   Dreyfus       Dreyfus
                   Premier       Premier        Lehman
                  Municipal     Municipal      Brothers
    PERIOD        Bond Fund     Bond Fund     Municipal
                  (Class A      (Class B         Bond
                  shares)        shares)       Index *

    4/30/93         9,551        10,000        10,000
    4/30/94         9,727        10,126        10,216
    4/30/95        10,380        10,749        10,895
    4/30/96        11,012        11,343        11,762
    4/30/97        11,896        12,193        12,541
    4/30/98        13,147        13,405        13,708
    4/30/99        13,668        13,864        14,660
    4/30/00        12,983        13,169        14,525
    4/30/01        14,076        14,278        16,032
    4/30/02        14,657        14,868        17,154
    4/30/03        15,456        15,678        18,611

* Source: Lipper Inc.


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Municipal Bond Fund

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003





                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.